Exhibit 32.1

                                  Certification
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
    (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Gristede's Foods, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-Q for the fiscal quarter ended May 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 27, 2004                   /s/ John A. Catsimatidis
                                         ------------------------
                                         Name: John A. Catsimatidis
                                         Chairman and
                                         Chief Executive Officer


Dated: August 27, 2004                   /s/ Kishore Lall
                                         ----------------
                                         Name: Kishore Lall
                                         Executive Vice President and
                                         Chief Financial Officer


Dated: August 27, 2004                   /s/ Mark S. Kassner
                                         -------------------
                                         Name: Mark S. Kassner
                                         Senior Vice President of Finance and
                                         Chief Accounting Officer

      The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of Form 10-Q or as a separate disclosure document.

      A signed original of this written statement required by Section 906 has been provided to Gristede's Foods, Inc. and will be retained by Gristede's Foods, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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